OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
OTHER INVESTMENTS

NOTE 6 - OTHER INVESTMENTS

A summary of our other investments is as follows:

	December 31,
	2015	2014
	(in thousands)

Other investment note due 2015; interest at 10.00%	$—	$5,439
Other investment note due 2020; interest at 10.00%	23,000	20,000
Other investment note due 2023; interest at 9.00%	5,470	—
Other investment note due 2030; interest at 6.66%	26,966	—
Other investment notes outstanding (1)	36,823	23,513
Other investments, gross	92,259	48,952
Allowance for loss on other investments	(2,960)	—
Total other investments	$89,299	$48,952
(1)	Other investment notes have maturity dates through 2027 and interest rates ranging from 6.50% to 12.0%.

Other Investment Note due 2020

In December 2015, we amended our five year $28.0 million loan agreement with an existing operator. The amendment permits the operator to re-borrow $6.0 million under the original loan agreement. Omega funded $6.0 million to the operator in December 2015. The loan bears interest at 10% per annum and the maturity date was extended from 2017 to 2020. As of December 31, 2015, approximately $23.0 million remains outstanding.

Other Investment Note due 2030

On June 30, 2015, we entered into a $50.0 million revolving credit facility with an operator. The note bears interest at approximately 6.66% and matures in 2030. As of December 31, 2015, approximately $27.0 million has been drawn and remains outstanding.